CSFB 05-7

Group 2

Pay rules

1.

Pay according to the aggregate PAC A as follows:

a.

Concurrently:

i.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 7P1-7P7 until retired

2.

Pay the 7P8 until retired

3.

Pay the 7P9 until retired

ii.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 7P10-7P16 until retired

2.

Pay the 7P17 until retired

3.

Pay the 7P18 until retired

2.

Pay sequentially to the 1A1 and 1A2 until retired

3.

Pay disregarding the aggregate PAC A as follows:

a.

Concurrently:

i.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 7P1-7P7 until retired

2.

Pay the 7P8 until retired

3.

Pay the 7P9 until retired

ii.

50% allocated sequentially as follows:

1.

Pay pro-rata to the 7P10-7P16 until retired

2.

Pay the 7P17 until retired

3.

Pay the 7P18 until retired

Notes

Pxing Speed = 300 psa

Settlement = 7/29/05